Exhibit 10.51

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

Lantheus Medical Imaging, Inc.
331 Treble Cove Road
North Billerica, MA 01862

February 6, 2014

Pharmalucence, Inc.

29 Dunham Road

Billerica, MA 01862

Attention:	Edward J. Connolly,
Chief Operating Officer

Re:                           Letter Agreement Imposing **** Obligations
(this “Letter Agreement”)

Dear Edward:

In connection with our companies’ partnership under the long-term Manufacturing and Supply Agreement by and between Pharmalucence, Inc. (“CMO”) and Lantheus Medical Imaging, Inc. (“LMI”), dated as of November 12, 2013 (as may be amended, modified or supplemented from time to time, the “Agreement”), the Parties desire to amend the Agreement to provide for **** obligations, as follows:

1.              No Hire and Non-Solicitation.  The Agreement is hereby amended by providing for a new Section 6.2(d) that states as follows:

During the term of this Agreement and for **** thereafter, each Party hereby agrees not to (and agrees to cause its controlled affiliates not to), ****.

2.              Miscellaneous.  Capitalized terms used but not defined in this Letter Agreement shall have the meanings ascribed to those terms in the Agreement.  Article 9 of the Agreement (entitled “Miscellaneous”) is hereby expressly incorporated by reference into this Agreement.  The Parties acknowledge and agree that, except as expressly amended by this Letter Agreement, the Agreement (as so amended) remains in full force and effect in accordance with its terms.

Please confirm your company’s agreement with the terms and conditions of this Letter Agreement by countersigning two copies of this letter and returning one fully executed copy to my attention.

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IN WITNESS WHEREOF, the Parties have caused this Letter Agreement to be executed by their respective duly authorized representatives as of the date first above written.

Lantheus:

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ William C. Dawes Jr.
Name:	William C. Dawes Jr.
Title:	V.P. MFG + OPS

Pharmalucence:

PHARMALUCENCE, INC.

By:	/s/ Edward J. Connolly
Name:	Edward J. Connolly
Title:	COO